UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 5, 2014
(March 5, 2014)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On March 5, 2014, Public Service Company of New Mexico (“PNM”), a wholly-owned subsidiary of PNM Resources, Inc., entered into a new $175 million Term Loan Agreement (the “New Term Loan Agreement”) among PNM and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Lender and Administrative Agent. On March 5, 2014, PNM used a portion of the funds borrowed under the New Term Loan Agreement to repay all amounts outstanding under PNM’s existing $75 million Term Loan Agreement (the “Existing PNM Term Loan”) by and among PNM, the lenders party thereto, and Union Bank, N.A., as Administrative Agent, and terminated such agreement. The balance of the funds was used to repay other short term amounts outstanding. The Existing PNM Term Loan would otherwise have terminated on October 21, 2014. There were no prepayment penalties paid in connection with the termination of the Existing PNM Term Loan.

PNM must pay interest on its borrowing under the New Term Loan Agreement from time to time following funding and must repay all amounts on or before the maturity date of August 28, 2015.

The New Term Loan Agreement includes customary covenants, including requirements to not exceed a maximum consolidated debt-to-consolidated capitalization ratio. The New Term Loan Agreement also includes customary events of default. The New Term Loan Agreement has a cross default provision and a change of control provision. If an event of default occurs, the administrative agent may, or upon the request and direction of the lenders holding a specified percentage of loans shall, declare the obligations outstanding under the New Term Loan Agreement to be due and payable. Such acceleration will occur automatically in the event of an insolvency or bankruptcy default.

The description of the New Term Loan Agreement is not complete and is qualified in its entirety by reference to the entire New Term Loan Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The Bank of Tokyo-Mitsubishi UFJ, Ltd.’s affiliate, Union Bank, N.A., performs normal banking and investment banking and advisory services from time to time for PNM and its affiliates, for which it receives customary fees and expenses.

Item 1.02 Termination of a Material Definitive Agreement.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1
Term Loan Agreement dated as of March 5, 2014, among Public Service Company of New Mexico, as the Borrower, the lenders identified therein, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO

(Registrants)

Date: March 5, 2014	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)